FOR IMMEDIATE RELEASE Arrow Financial Corporation Announces Strategic Acquisition of Adirondack Bancorp, Inc. GLENS FALLS, N.Y. and UTICA, N.Y. (February 26, 2026) — Arrow Financial Corporation (NASDAQGS: AROW) (“Arrow” or "AROW"), the parent company of Arrow Bank National Association, and Adirondack Bancorp, Inc. (“Adirondack”), the parent company of Adirondack Bank, jointly announced today that both companies’ boards of directors have unanimously approved an agreement and plan of merger (the “Agreement”) pursuant to which Adirondack will merge with and into Arrow. This strategic acquisition extends Arrow’s eight-county footprint farther into the Adirondack region and into the Mohawk Valley to include Oneida, Herkimer and Franklin counties, while strengthening its commitment to Essex and Clinton counties. Based on the financial results as of December 31, 2025, the combined company would have pro-forma total assets of $5.4 billion, total deposits of $4.8 billion, and total gross loans of $4.1 billion.1 David S. DeMarco, Arrow President and CEO, stated, “Arrow Bank and Adirondack Bank are two deeply rooted and culturally aligned community banks that share a long-standing commitment to building strong relationships, understanding the important role we play in local economic growth and community support. As our company celebrates its 175th anniversary, this strategic acquisition shows Arrow’s commitment to accelerating our growth and expanding our market presence. Bringing together these two institutions allows us to complement Adirondack’s current product offerings with our wealth management and insurance services and deliver meaningful value for our shareholders.” Rocco F. Arcuri Sr., Adirondack President and CEO, will stay with Arrow as Regional President and will join the Arrow Board of Directors. “In Arrow, we have found a partner that shares our own culture and values and, like Adirondack, has a history of providing excellent customer service while supporting the communities it serves. Aligning our two community banks will create a more robust organization equipped for the future while benefitting our customers who will have the local support they expect with access to more products, services and locations. I’m excited to continue with Arrow to further align our mission and help ensure a smooth transition for all involved.” Established in 1898 and converted to a state charter in December 2003, Adirondack operates 19 branch locations spanning Oneida, Herkimer, Franklin, Essex and Clinton counties, and a loan production office in Onondaga County. As of December 31, 2025, Adirondack had total assets of $942 million, total deposits of $848 million, and total loans of $624 million.2 Transaction Details Pursuant to the terms of the Agreement, Adirondack shareholders will receive a combination of stock and cash upon closing of the merger with Arrow. Each outstanding share of Adirondack common stock will be converted into 1.8610 shares of Arrow common stock plus $18.72 in cash. Based on the closing stock price of AROW common stock of $34.43 as of February 25, 2026, the per share implied consideration value is $82.79 and the aggregate implied transaction value is approximately $89.1 million. Closing of the transaction is expected by the end of the second quarter of 2026 following receipt of approvals from regulatory authorities, the approval of Adirondack shareholders, and the satisfaction of other customary closing conditions.

Once the acquisition is completed, Arrow will have 58 offices in upstate New York offering a full range of financial products and services. Financial Benefits of the Merger The transaction is expected to be financially attractive with an estimated 2027 EPS accretion of approximately 18%, a strong internal rate of return of approximately 20% and a Tangible Book Value per Share earn-back period of 2.9 years. On a pro-forma basis, the business is expected to deliver compelling return metrics supported by a strong balance sheet, including: • Allowance Coverage Ratio of over 1.00% • Tangible Common Equity at closing of transaction of approximately 8% • Total Risk-Based-Capital at closing of approximately 14% Hovde Group, LLC is serving as financial advisor to Arrow and provided a fairness opinion, with Spierer, Woodward, Corbalis & Goldberg serving as legal advisor. Keefe, Bruyette & Woods, A Stifel Company is serving as financial advisor to Adirondack and provided a fairness opinion, with Luse Gorman serving as legal advisor. 1Includes estimated impact from purchase accounting adjustments as of December 31, 2025 2Source: S&P Capital IQ Pro About Arrow Financial Corporation Arrow Financial Corporation is a bank holding company headquartered in Glens Falls, New York, providing banking, insurance and wealth management services from Plattsburgh to Albany. Arrow’s full- service commercial bank Arrow Bank National Association was formerly named Glens Falls National Bank and Trust Company and Saratoga National Bank and Trust Company. The Bank, celebrating its 175th anniversary throughout 2026, provides a broad range of financial products, including online and mobile banking, mortgages, commercial loans, investments and more. Other subsidiaries include an insurance company, Upstate Agency, LLC. The Company’s common stock is traded through the Nasdaq Exchange under the symbol “AROW.” Visit arrowfinancial.com for more information. About Adirondack Bancorp, Inc. Adirondack Bancorp, Inc, is the bank holding company for Adirondack Bank. Adirondack Bank is a New York state-chartered financial institution headquartered in Utica, New York. On October 31, 1898, Adirondack Bank began serving the needs of Northern New York state as the Saranac Lake Co- Operative Savings and Loan Association. In 1990, the Bank was re-capitalized as a stock corporation and the change in ownership also saw a change in the Bank’s operation as a newly chartered Federal Savings Bank. Later in 1995, it was re-chartered as a National Bank and became Adirondack Bank, N.A. To better serve its customers, Adirondack converted to a state charter in December 2003. Adirondack Bank now serves Upstate New York, from the historic Mohawk Valley to the Canadian border. Visit adirondackbank.com for more information. Forward-Looking Statements This news release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to (or based on) the beliefs, goals, intentions, and expectations of Arrow and Adirondack regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, returns and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward-looking statements speak only as of the date they are made; Arrow and Adirondack do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Arrow and Adirondack. Such statements are based upon the current beliefs and expectations of the management of Adirondack and Arrow and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive Merger Agreement between Arrow and Adirondack; the outcome of any legal proceedings that may be instituted against Arrow and Adirondack; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Arrow and Adirondack to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Arrow and Adirondack do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the Merger within the expected timeframes or at all and to successfully integrate Adirondack’s operations and those of Arrow; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Arrow’s and Adirondack’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Arrow’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Arrow and Adirondack to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Arrow and Adirondack; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Arrow’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Reports on Form 10–Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and other reports Arrow files with the SEC. Additional Important Information and Where to Find It In connection with the proposed transaction, Arrow will file a registration statement on Form S-4 with the SEC to register the shares of Arrow common stock to be issued in connection with the proposed transaction. The registration statement will include a proxy statement of Adirondack, which also constitutes a prospectus of Arrow, that will be sent to shareholders of Adirondack seeking certain approvals related to the proposed transaction. Arrow may file with the SEC other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. INVESTORS AND SHAREHOLDERS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARROW, ADIRONDACK, AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the registration statement, including the proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Arrow, without charge, at the SEC’s website www.sec.gov. Copies of documents filed with the SEC by Arrow will be made available free of charge in the “Documents” section of Arrow’s website, www.arrowfinancial.com, under the heading “Filings.” The information on Arrow’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings Arrow makes with the SEC. Participants in Solicitation Adirondack, Arrow, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Adirondack in respect of the proposed transaction under the rules of the SEC. Information regarding Arrow’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 24, 2025 and certain other documents filed by Arrow with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC. INVESTOR RELATIONS CONTACT: Penko Ivanov Senior EVP, Chief Financial Officer & Treasurer Arrow Financial Corporation (518) 415-4512 penko.ivanov@arrowbank.com MEDIA CONTACTS: Rachael Murray Corporate Communications Professional Arrow Financial Corporation (518) 415-4313 rachael.murray@arrowbank.com Anna Jolly Duval VP, Communications Manager Arrow Financial Corporation (518) 338-6270 anna.duval@arrowbank.com